CINCINNATI
                            MILACRON

                     Cincinnati, Ohio 45209
                     ______________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    To be held April 28, 1998

The  Annual  Meeting  of the Shareholders of Cincinnati  Milacron
Inc. (the "Company") will be held at the offices of the Company, 4701 Marburg Avenue, Cincinnati, Ohio 45209 on Tuesday, April 28,
1998, at 9:00 A.M., E.D.T., for the following purposes:

1.   To elect three directors.

2. To confirm the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year 1998.

3. To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on February 27, 1998, as the record date for determining the shareholders entitled to notice of and to vote with respect to this solicitation.

The Annual Report of the Company for the year 1997, containing financial statements, is enclosed.

            PLEASE MARK, SIGN AND RETURN THE ENCLOSED
                 PROXY IN THE ENVELOPE PROVIDED.

                         By order of the Board of Directors.



                         Wayne F. Taylor, Vice President,
                         General Counsel and Secretary

       The date of this Proxy Statement is March 27, 1998.

                    Cincinnati Milacron Inc.

                       4701 Marburg Avenue
                     Cincinnati, Ohio 45209
                     _______________________

                         PROXY STATEMENT

    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 28, 1998

The Proxy Statement is furnished to shareholders on or about March 27, 1998, in connection with the solicitation by the Board of Directors of Cincinnati Milacron Inc., a Delaware corporation (the "Company"), 4701 Marburg Avenue, Cincinnati, Ohio 45209 of proxies in the accompanying form to be used at the Annual Meeting of Shareholders to be held on April 28, 1998, and any adjournment thereof. The shares represented by the proxies received pursuant to this solicitation and not revoked will be voted at the Annual Meeting. A shareholder who has given a proxy may revoke it by voting in person at the meeting, by giving a written notice of revocation to the Secretary of the Company at the address indicated above or by giving a later dated proxy at any time before voting.

If a choice has been specified by a shareholder with respect to any matter by means of the ballot on the proxy, the shares represented by such proxy will be voted or withheld from voting accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees for Director set forth on the proxy, and FOR confirmation of Ernst & Young LLP as independent auditors of the Company for the fiscal year 1998.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and return it promptly in the accompanying envelope in order that your shares may be voted at the meeting.

Shareholders of record of the Company's Common Stock, par value $1.00 per share ("Common Stock"), and of its 4% Cumulative Preferred Stock, par value $100 per share ("Preferred Stock"), at the close of business on February 27, 1998, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On that date, there were outstanding 60,000 shares of Preferred Stock and 39,557,134 shares of Common Stock exclusive of 327,996 shares of Common Stock held in the treasury of the Company.

Each share of Preferred Stock is entitled to 24 votes. The Company's Amended Certificate of Incorporation, subject to certain exceptions, provides that each share of Common Stock entitles the holder thereof to ten votes on each matter to be considered at the meeting, except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any share of Common Stock with respect to which there has been a change of beneficial ownership after February 1, 1995. Based on the information with respect to beneficial ownership possessed by the Company at the date of this Proxy Statement, the holders of more than half of the shares of Common Stock will be entitled to exercise ten votes per share at the meeting and the holders of the remainder of the outstanding shares of Common Stock will be entitled to one vote per share. The actual voting power of each holder of Common Stock will be based on information possessed by the Company at the time of the meeting.

Proxy cards, with text printed in black on white stock, are being furnished to individuals with this Proxy Statement to cover shares of Common Stock with respect to which the Company's records show beneficial ownership as of February 1, 1995, or thereafter. Each of these cards has at the upper center area of the signature side an indication of the total vote to which the respective individual holder is entitled.

Shares of Common Stock held of record in the names of banks, brokers, nominees and certain other entities are covered by Proxy cards on white stock with a blue stripe. A shareholder who has been a continuous beneficial owner since February 1, 1995, is entitled to ten votes for each share of Common Stock PROVIDED the certification form on the Proxy card with the blue stripe is completed. If this certification is not completed, a change of beneficial ownership will, for purposes of this Annual Meeting, be deemed to have occurred after February 1, 1995, with respect to all the shares of Common Stock covered thereby, so that the holder will be entitled to only one vote per share for all such shares.

For purposes of exercising the pass through voting rights for participants in the Company's employee benefit plans, each participant having shares of Common Stock credited to his or her account will receive a voting direction card on white stock with a pink stripe to be returned to the Trustee of those benefit plans with voting instructions.

The holders of shares of Common Stock and Preferred Stock entitling them to exercise a majority of the total voting power of the Company's stock, present in person or by proxy, at the Annual Meeting shall constitute a quorum.

Proxy Solicitation
The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers and other employees of the Company in person, by telephone or fax. No additional compensation to such persons will be paid for such solicitation.

Arrangements  will also be made with brokerage  firms  and  other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the Common Stock and Preferred Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, the Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies for a fee estimated at $15,000, plus reasonable out-of-pocket expenses.

                      ELECTION OF DIRECTORS

The shares of the Preferred Stock and the shares of the Common Stock vote together as a single class for the election of Directors. The candidates receiving the greatest number of votes up to the number of directors to be elected will be elected. Votes withheld on directors as well as broker non-votes will be counted toward the establishment of quorum, but will have no effect on the election of directors.

Under the Company's By-Laws, the Board of Directors is to consist of a number fixed by the Board, and is not to be less than nine nor more than fifteen members. Currently, the number of Board members is set at nine, divided among three classes.

The persons named as proxies on the enclosed Proxy card (the "Proxy Committee") intend to vote (unless authority to do so is withheld) for the re-election for a three-year term of three
Directors: Harry A. Hammerly, Daniel J. Meyer and Joseph A. Steger. The three nominees have consented to being named as such and to serve if elected.

In the unexpected event that, prior to the election, any one or more of the nominees shall be unable to serve, the Proxy Committee will vote for the election of such substitute nominees, and for such term or terms as the Board of Directors may propose, and in no event may proxies be voted for more than three Directors.

The following information is furnished with respect to each nominee for election as a Director and for each other person whose terms of office as a Director will continue after the meeting:
__________________________________________________________________
DARRYL F. ALLEN                    Member:  Audit Committee
Director since 1993                Term expires 2000
Age 54

Mr. Allen is, and has been for more than the past five years, Chairman, President and Chief Executive Officer of Aeroquip-Vickers, Inc., Maumee, Ohio, a world-wide manufacturer and distributor of engineered components and systems for markets which include industrial, automotive, aerospace and defense. Director of Aeroquip-Vickers, Inc. and Fifth Third Bankcorp.
__________________________________________________________________
NEIL A. ARMSTRONG                  Member: Executive Committee
Director since 1980                        Audit Committee
Age 67                             Term expires 1999

Mr. Armstrong is, and has been for more than the past five years, Chairman of AIL Systems, Inc., Deer Park, NY, manufacturer of electronic countermeasure systems. Director of The CINergy Co.,
Eaton  Corporation,  USX  Corporation,  Thiokol  Corp.  and   RMI
Titanium Co.
__________________________________________________________________
BARBARA HACKMAN FRANKLIN           Member: Audit Committee
Director since 1996                        Nominating and
Age 57                                     Corporate Governance
                                           Committee
                                   Term expires 1999

Ms.   Franklin   is   President  and  CEO  of  Barbara   Franklin
Enterprises, Washington, D.C., an international consulting and investment firm, and has served in that capacity since January, 1995. Prior thereto, she was an independent director, consultant and lecturer (1993-1995), and in 1992 she served as the 29th U.S. Secretary of Commerce. Director of Aetna, Inc., The DOW Chemical Company, AMP Inc. and MedImmune, Inc.
__________________________________________________________________
HARRY A. HAMMERLY                  Member: Audit Committee
Director since 1992                        Nominating and
Age 64                                     Corporate Governance
                                           Committee
                                   Term expires 1998, nominee for
                                   three year term

Mr. Hammerly had served for more than five years, until his retirement in 1995, as Executive Vice President of 3M Company,
St.   Paul,   Minnesota,   a  world-wide   manufacturer   serving
industrial,   commercial,  health  care  and  consumer   markets.
Director of Apogee Enterprises, Inc., BMC Industries, Inc., Brown & Sharpe Manufacturing Company and The Geon Company.
__________________________________________________________________
DANIEL J. MEYER                    Member: Executive Committee
Director since 1985                Term expires 1998, nominee for
Age 61                             three year term

Mr. Meyer is, and has been for more than the past five years, Chairman and Chief Executive Officer of the Company. In January, 1998, he reassumed the additional office of President. Director of Star Banc Corp., The E.W. Scripps Company and Hubbell Incorporated.
__________________________________________________________________
JAMES E. PERRELLA                  Member: Personnel and
Director since 1993                        Compensation Committee
Age 62                                     Nominating and
                                           Corporate Governance
                                           Committee
                                   Term expires 2000

Mr. Perrella is Chairman, President and Chief Executive Officer of Ingersoll-Rand Company, Woodcliff Lake, New Jersey, a world-wide manufacturer of machinery and equipment for automotive, construction, energy and general industries, and has served in that capacity since November 1993. He was President of Ingersoll-
Rand   Company  from 1992 to 1993.  Director of Becton  Dickinson and Company and Ingersoll-Rand Company.
__________________________________________________________________
JOSEPH A. PICHLER                   Member: Personnel and
Director since 1996                         Compensation Committee
Age 58                              Term expires 1999

Mr. Pichler is, and has been for more than the past five years, Chairman of the Board and Chief Executive Officer of The Kroger Co., Cincinnati, Ohio, a food retailer and manufacturer. Director of The B. F. Goodrich Company, Federated Department Stores, Inc. and The Kroger Co.

__________________________________________________________________
DR. JOSEPH A. STEGER                 Member: Executive Committee
Director since 1985                          Nominating and
Age 61                                       Corporate Governance
                                             Committee
                                             Personnel and
                                             Compensation
                                             Committee
                                     Term expires 1998, nominee
                                     for three year term

Dr.  Steger  is, and has been for more than the past five  years,
President,  University  of  Cincinnati.   Director  of   Crucible
Materials, Inc. and Provident Bancorp, Inc.
__________________________________________________________________
HARRY C. STONECIPHER                Member: Personnel and
Director since 1991                         Compensation
Committee
Age 61                              Term expires 2000

Mr. Stonecipher is President and Chief Operating Officer of The Boeing Company, Seattle, Washington, a producer of military and commercial jet aircraft and helicopters as well as missiles, space launch vehicles, and electronic systems, and has served in that capacity since August, 1997. He was President and Chief Executive Officer of McDonnell Douglas Corporation from 1994 to 1997, and Chairman, President and Chief Executive Officer of Sundstrand Corporation, from 1991 to 1994. Director of The Boeing Company, Computer Management Sciences Inc. and Sentry Insurance Co.

             BOARD OF DIRECTORS AND BOARD COMMITTEES

Compensation and Benefits
The Company compensates non-employee Directors by payment of an annual retainer of $30,000. All or a portion of this retainer may be deferred into a Company stock or a cash account under the terms of the Company's Plan for the Deferral of Directors' Compensation, with it being required that a minimum of $5,000 be payable in Company stock and credited to a deferred stock account under the plan. The Company also compensates non-employee Directors by payment of a fee of $1,500 for each Board and committee meeting attended and a fee of $1,000 for participation in each telephone meeting. Chairpersons of the Audit Committee, Nominating and Corporate Governance Committee and Personnel and Compensation Committee also receive an annual retainer of $2,000. In addition, the Directors may elect to be covered by $100,000 of group term life insurance.

Awards of restricted shares and stock options to Directors are provided for in the 1997 Long-Term Incentive Plan. Ms. Franklin and Messrs. Allen, Armstrong, Hammerly, Perrella, Pichler, Steger and Stonecipher each received a stock option grant of 2,000 shares, and a grant of 1,000 shares of restricted stock under the Plan in fiscal year 1997.

The Retirement Plan for Non-Employee Directors was closed on February 6, 1998 with respect to all non-employee Directors beginning their first term on the Board after said date. Current non-employee Directors were given the election to continue to participate in the plan, or receive a current lump sum benefit credited to a deferred stock account under the Company's Plan for the Deferral of Directors' Compensation. The retirement plan has a six year vesting requirement with monthly benefits paid for life. For Director's with ten or more years vested service, the benefit is equal to one hundred percent of the Director's base retainer as of the last day of service. A reduced benefit is payable for service less than ten years.

Meetings and Committees
The Board of Directors held six meetings in fiscal year 1997. Average attendance by Directors at the aggregate of the Board and committee meetings was 94%. No Director attended fewer than 75% of the aggregate of the meetings of the Board and the committees on which they served, except for Mr. Stonecipher who attended 70% of the aggregate of said meetings.

The Board of Directors has established four committees with specific responsibilities. The Executive Committee is composed of three members, two non-employee Directors and one employee Director. The Committee meets only on call and may exercise, in the intervals between meetings of the Board, powers of the Board in the management of the business and affairs of the Company. The Committee held no meetings in fiscal year 1997.

The Audit Committee is composed of four non-employee Directors. The Committee recommends to the Board of Directors the appointment of the independent auditors and meets with members of management, the independent auditors and the internal auditors, both together and privately, to review the annual financial statements, audit coverage and results, the adequacy of internal accounting controls and the quality of financial reporting. The Committee also oversees the Company's compliance with its policies regarding boycotts and questionable payments and practices. The Committee held two meetings in fiscal year 1997. The Personnel and Compensation Committee is composed of four non-employee Directors. The Committee recommends to the Board of Directors the compensation of the Chairman, reviews the compensation of all corporate officers, reviews management manpower planning and development programs and administers management incentive programs. The Committee held three meetings in fiscal year 1997.

The Nominating and Corporate Governance Committee is composed of four non-employee Directors. The Committee recommends to the Board of Directors the names of possible nominees for election to the Board. The Committee will consider any recommendation by shareholders of possible Director nominees submitted in writing to the Committee in care of the Secretary of the Company no later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting of Shareholders was mailed. Biographical data and the proposed nominee's written consent to be named as a nominee must be included. The Committee also recommends the standing and special committees, considers matters relating to corporate governance, provides the Board with materials on matters of Board behavior (i.e., ethics and policies of public concern) and evaluates the performance and effectiveness of the Board as a whole. The Committee held two meetings in fiscal year 1997.

Shareholder Meetings: Conducting Business and Notice
At any meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors or by any shareholder who is entitled to vote with respect thereto and who has given timely notice thereof in writing to the Secretary of the Company not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed. Notice requirements for shareholder proposals at the 1999 Annual Meeting are provided for on page 14.

             PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table gives information concerning the beneficial owners of more than five percent of the Company's outstanding shares of Common Stock and Preferred Stock as of February 27,
1998:



                              Common Stock


          Beneficial Owner    Shares    Percent of Outstanding



None






















                                        Preferred Stock


     Beneficial Owner                    Shares              Percent of
                                                             Outstanding
State Street Bank and Trust Company       11,126             18.54
  P.O. Box 351
  Boston, MA 02101
  Trustee - Cincinnati Milacron
            Employee Benefit Plans

Chase Manhattan Bank, N.A.                 6,962             11.60
  1 Chase Manhattan Plaza
  New York, NY 10081

PNC Bank, National Association             5,791              9.65
  51 Mercedes Way
  Edgewood, NY 11717

Bank of New York                           4,403              7.34
  One Wall Street
  New York, NY 10286

Cincinnati Milacron Foundation             3,913              6.52
  Cincinnati, OH 45209
  (D. F. Allen, N.A. Armstrong
  and D.J. Meyer, Trustees)

James A.D. Geier                           3,049(1)           5.08
  529 Dragon Way Suite 11A
  Cincinnati, OH  45227




Unless otherwise noted, the above-named individuals or entities have sole voting and investment power.

(1) Mr. Geier's beneficial ownership includes 2,821 preferred shares held in estates and trusts for the benefit of others with respect to which Mr. Geier is a fiduciary or has shared voting power, and with respect to which voting power may be delegated to the trustee.



SHARE OWNERSHIP OF DIRECTORS AND OFFICERS

Set forth in the following table is the beneficial ownership of Common Stock and Preferred Stock as of February 27, 1998 for each of the Directors and of the Officers named in the Summary Compensation Table. No Director or Officer owns more than one percent of the class shown, except as set forth in the footnotes below.

Name                     Common Shares(1)        Preferred Shares

Darryl F. Allen(2)             13,950                   0

Neil A. Armstrong               9,050                   0

Barbara Hackman Franklin        6,327                   0

Harry A. Hammerly(2)           13,479                   0

Daniel J. Meyer(3)            746,664                 380

James E. Perrella(2)           15,690                   0

Joseph A. Pichler               7,100                   0

Raymond E. Ross(4)            388,426                   0

Joseph A. Steger                8,632                   0

Harry C. Stonecipher           12,500                   0

Ronald D. Brown               163,215                   0

Harold J. Faig                208,544                   0

Alan L. Shaffer               195,926                   0

All Officers and
Directors As a Group(5)      2,528,002                380

(1) The amounts shown include (a) the following shares that may be acquired within 60 days pursuant to outstanding option grants:
Mr. Meyer, 565,380 shares, Mr. Ross, 345,512 shares, Mr. Brown, 130,368 shares, Mr. Faig, 172,486 shares, Mr. Shaffer, 149,356 shares, 7,000 shares each for Messrs. Allen, Armstrong, Hammerly, Perrella, Steger and Stonecipher, 4,000 shares each for Ms. Franklin and Mr. Pichler and 1,926,892 shares for all Directors and Officers as a group; (b) shares allocated to participant accounts under the Company's Performance Dividend and Savings Plan as of December 31, 1997, according to information furnished by the Plan Trustee; (c) shares with shared voting or investment power, and those held by certain members of the individuals' families as to which beneficial ownership is disclaimed, and (d) credits of stock units under the Company's deferred compensation plan as follows: Mr. Meyer, 18,086 units, Mr. Brown, 6,352 units, Mr. Faig, 7,546 units, and Mr. Shaffer, 7,728 units.

(2) The amounts shown include credits of stock units under the Company's deferred compensation plan for non-employee Directors as follows: Mr. Allen, 5,450 units, Mr. Hammerly, 2,396 units and
Mr. Perrella, 4,190 units.

(3) Mr. Meyer's beneficial ownership is 1.87% of the common shares outstanding.

(4)  Mr. Ross retired on December 31, 1997.

(5) Directors' and Officers' beneficial ownership as a group is 6.34% of the common shares (22 persons) and .63% of the preferred shares (1 person) outstanding.

Certain Transaction
During the period of fiscal 1997 and through February 27, 1998, the company had outstanding loans to executive officers under the Company's Employee Stock Loan Program for the purposes of exercising stock options and purchasing stock, and for paying related withholding taxes due as a result of such purposes or the lapse of restrictions on restricted stock, all under the Company's long-term incentive programs as follows: (1) five loans to Mr. D. J. Meyer, Chairman, President and Chief Executive Officer, carrying interest rates ranging from 5.8% to 7.91% with the largest aggregate amount of indebtedness outstanding at any time during such period and the principal balance of all such loans outstanding at the end of the period being $512,687; (2) two loans to Mr. R. E. Ross, President and Chief Operating Officer, carrying interest rates of 5.98% to 7.78% respectively, with the largest aggregates amount in indebtedness outstanding at any time during such period being $91,587, and all loans being paid off by Mr. Ross at his retirement on December 31, 1997; (3) two loans to Mr. A. L. Shaffer, Group Vice President, Industrial Products, carrying interest rates of 7.78% and 6.45%, respectively, with the largest aggregate amount of indebtedness outstanding at any time during such period being $108,584, and the principal balance of such loans outstanding at the end of the period being $97,580; and (4) two loans to Mr. H. J. Faig, Group Vice President, Plastics Technologies, carrying interest rates of 5.98% and 5.84%, respectively, with the largest aggregate amount of indebtedness outstanding at any time during such period and the principal balance of all such loans outstanding at the end of the period being $70,840.

Stock Loan Programs
The Employee Stock Loan Program, approved by the Board of Directors of the Company, is applicable to key employees who have received stock options or grants of restricted stock pursuant to the Company's Long-Term Incentive Plans. This loan program provides loans to employees up to the amount due in cash for the exercise price of the stock options, and/or any required withholding taxes as a result of exercising such options or the lapse of restrictions on restricted stock awards. These loans are to be repaid on terms of regular payments of not more than 10 years unless the related stock is divested by the employee prior to said time, in which case all amounts owing become payable. The interest rates for these loans are established from time to time by the Personnel and Compensation Committee in compliance with Internal Revenue Service guidelines. The interest rate is the applicable Federal rate in effect under Section 1274 (d) of the Internal Revenue Code of 1986, as amended, as of the day in which the loan is made. As of February 27, 1998, the interest rate was 5.84% per annum.

Annual Retirement Benefits
The calculation of estimated annual retirement benefits under the Company's regular retirement plan (the "Retirement Plan"), is based upon years of service and average earnings for the highest five consecutive years of service. Earnings include all cash compensation, including amounts received or accrued under the 1996 Short-Term Management Incentive Program, but exclude benefits or payments received under Long-Term Incentive Plans or any other employee benefit plan. The Retirement Plan is non-contributory and limits the individual annual benefit to the maximum level permitted under existing law. The credited years of service under the Retirement Plan for the executive officers named in the Summary Compensation Table set forth below are: 28 for Mr. Meyer, 29 for Mr. Ross, 17 for Mr. Brown, 31 for Mr. Faig and 25 for Mr. Shaffer. Directors who are not officers or employees of the Company are not eligible to participate in the Retirement Plan, but may be eligible to participate in the Director's Retirement Plan described above.

The table below shows examples of pension benefits which are computed on a straight life annuity basis before deduction of the offset provided by the Retirement Plan, which depends on length of service and is up to one-half of the primary Social Security benefit:



Highest Consecutive                            Estimated Annual Pension for
  Five-Year                             Representative Years of Credited Service
Average Compensation     10          15          20        25              30   35 or More

$   100,000        $  15,000     $  22,500   $  30,000   $  37,500  $    45,000 $  52,500
    250,000           37,500        56,250      75,000      93,750      112,500   131,250*
    500,000           75,000       112,500     150,000*    187,500*     225,000*  262,500*
    750,000          112,500       168,750*    225,000*    281,250*     337,500*  393,750*
  1,000,000          150,000*      225,000*    300,000*    375,000*     450,000*  525,000*
  1,250,000          187,500*      281,250*    375,000*    468,750*     562,500*  656,250*
  1,500,000          225,000*      337,500*    450,000*    562,500*     675,000*  787,500*
  1,750,000          262,500*      393,750*    525,000*    656,250*     787,500*  918,750*

*Under existing law, payments of annual benefits in excess of $130,000 may not be made by the Retirement Plan, but may be paid directly by the Company as described in the following paragraph.

In an effort to attract and retain experienced executives, the Board of Directors approved a program wherein certain officers are guaranteed annual pensions of not less than 52.5% and not more than 64.5% of their highest average pay in a consecutive five-year period (subject to deduction of one-half of the primary Social Security benefit and benefits, if any, from prior employers). Other officers are entitled upon retirement to a pension benefit of not less than that to which they normally would be entitled under the Retirement Plan if there were no cap under existing law and not more than 60% of their highest average pay in a consecutive three-year period. In both cases, such pensions include an amount payable under the Retirement Plan and are not subject to the maximum limitation imposed on qualified plans such as the Retirement Plan.

                  PERSONNEL AND COMPENSATION COMMITTEE
                    REPORT ON EXECUTIVE COMPENSATION

To Our Shareholders
The Company's Personnel and Compensation Committee of the Board of Directors (the "Committee") annually reviews and recommends to the full Board compensation levels for the officers of the Company. The Committee consists entirely of Board members who are not employees of the Company.

The Committee's primary objective in establishing compensation opportunities for the Company's officers is to support the Company's goal of maximizing the value of shareholders' interest in the Company over a period of time. To achieve this objective, the Committee believes it is critical to:

     - Hire, develop, reward and retain the most competent executives, and to provide compensation opportunities for executives which are competitive in the marketplace, which includes selected companies in the Performance Graph on page 13 for the S&P 500 and the S&P Machinery (Diversified) Indexes.

     - Encourage decision-making that enhances shareholder value. The Committee believes that this objective is promoted by providing short-term and long-term incentive opportunities that are tied to performance measures which are payable in cash and/or shares of Company stock.

     - Provide incentive opportunities which link corporate performance and executive pay. The Committee believes in paying executives competitive levels of incentive compensation when annual results add economic value (EVA) to the Company and corporate financial performance expectations are met.

     - Promote a close identity of interests between management and the Company's shareholders by rewarding positive results through the payment of Company stock when appropriate.

The Committee reviews the compensation for all corporate officers, including the individuals whose compensation is detailed in the proxy statement. This review is designed to ensure consistency throughout the compensation process. The Committee makes all decisions pertaining to the determination of the Company's executive compensation plans which promote the objectives detailed above. The Committee believes that the Company's current compensation programs support the Company's business mission and contribute to the Company's financial success. The Committee considers the entire pay package when establishing each component of pay.

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended. Section 162(m) generally denies a publicly held corporation, such as the Company, a federal income tax deduction for compensation in excess of $1 million per year paid or accrued for each of its chief executive officer and four other most highly compensated executive officers. Certain "performance based" compensation is not subject to the limitation of deductibility provided that certain stockholder approval and independent director requirements are met. The Committee takes into account Section 162(m) of the Internal Revenue Code while reviewing its policies with respect to the qualifying compensation paid to its executive officers.

                    COMPONENTS OF COMPENSATION

Base Salary
The Committee annually reviews each officer's base salary. The factors which influence Committee determinations regarding base salary include: job performance, level of responsibilities, breadth of knowledge, prior experience, comparable levels of pay among executives at regional and national market competitors, which includes selected companies in the Performance Graph on Page 13 for the S&P 500 and the S&P Machinery (Diversified) Indexes, and internal pay equity considerations. Base pay data is compared with survey information compiled by independent compensation consulting firms. Increases to salary levels are driven by individual performance. Base salaries are targeted at the market average, after adjusting for company size.

Annual Incentive Compensation
The Company's officers, including the CEO, are eligible for an annual cash bonus under its 1996 Short-Term Management Incentive Plan. The corporate and business unit performance measures for bonus payments are based on Economic Value Added (EVA) whereby return on capital must improve or exceed the cost of capital, thereby enhancing shareholder value at the corporate and/or business unit levels. The Committee, where appropriate and when EVA is achieved, also considers in its decision to award any annual cash bonus, the accomplishment of financial objectives as well as non-financial performance.

The 1996 Short-Term Management Incentive Plan provides a balance between the short-term financial goals and long-term objectives of the Company. A corporate EVA bonus was paid for 1997 and each of the officers named in the Summary Compensation Table received bonuses. In addition, certain business units also met or exceeded their EVA performance objectives and officers specifically responsible for these operations received bonuses.

Annual incentive compensation is targeted to the median of the companies surveyed.

Long-Term Incentive Compensation
The 1997 Long-Term Plan was approved by shareholders and gives the Personnel and Compensation Committee the authority and discretion to award stock options, restricted stock and performance share awards (collectively referred to as "Awards") to the Company's key employees. Awards are granted during the life of the Plan at the median range of the peer group and are designed to align the interests of executives with those of the shareholders. Under the 1997 Long-Term Incentive Plan, Awards were granted to the Company's key employees including its officers. Current stock and option holdings of the officers are not considered when Awards are granted. Stock options have an exercise price equal to the market price of the Common Stock on the date of grant and vest over five years. Restricted stock may not be sold or transferred for a period of three years and, as a general rule, the restricted stock is forfeited if the recipient does not remain in the employ of the Company during the entire three year term. Performance share grants are awarded in the form of restricted shares which may be forfeited or increased, with any increase paid in cash, depending on the growth rate of earnings per share during the three year measurement period. Performance share grants related to the three year performance period beginning in 1997 will be forfeited unless a growth rate in earnings per share of at least 12%, compounded annually, is achieved. Performance share grants awarded in 1997 will be increased by 50% or 100% if growth rates of basic earnings per common share of at least 15% or 18% respectively, compounded annually, are achieved. This approach to long term incentives was designed to focus executives on the creation of shareholder value over the long term since the full breadth of the compensation package cannot be realized unless basic earnings per common share and the price of Common Stock increase over a number of years.

CEO Compensation
The compensation of the CEO reflects the same elements as those used in determining the compensation of other corporate officers. The Committee also considers the leadership and effectiveness of the CEO in offering direction and strategic planning for the Company and in dealing with major corporate problems and opportunities. The CEO's base salary in 1997 was increased in conjunction with the Company's growth, the Company's progress in executing its strategic plan and the overall improvement of the Company's profitability and prospects for continued growth.

In accordance with the respective terms of the 1996 Short-Term Management Incentive Plan, a bonus of $687,960 was paid for 1997. During fiscal 1997, a performance share grant of 30,977 shares and stock options for 60,000 shares were awarded to Mr. Meyer under the 1997 Long-Term Incentive Plan. The stock option grant was made on the basis of market practice as determined by independent consultants, as described above.


                  The Personnel and Compensation Committee

                          James E. Perrella

                          Joseph A. Pichler

                          Joseph A. Steger

                          Harry C. Stonecipher







                                    Summary Compensation Table
                                       Annual Compensation(1)            Long Term Compensation
                                                                           Awards           Payouts
                                                                                   Shares
                                                              Other              Underlying
                                                              Annual   Restricted  Stock   LTIP      All Other
Name       Principal Position       Year  Salary($) Bonus($)  Comp.($) Stock($)    Options Payouts($) Comp.($)
D.J.Meyer   Chief Executive Officer  1997  $661,500  $687,960   -     $720,215(2)  60,000  $0            $0
            Chief Executive Officer  1996   615,000   631,800   -      157,077     60,000   0       151,874(3)
            Chief Executive Officer  1995   565,117   582,500   -      143,685     60,000   0       140,030(3)
R.E.Ross(4) Chief Operating Officer
            and President            1997  $430,500  $279,825   -     $450,934(2)(4)40,000  $0            $0
            Chief Operating Officer
            and President            1996   420,000   260,000   -      103,439      40,000   0       100,013(3)
            Chief Operating Officer
            and President            1995   369,042   220,000   -       93,884      40,000   0        91,492(3)
A.L.Shaffer Group Vice President     1997  $280,100  $182,065   -     $304,064(2)   23,000  $0            $0
            Group Vice President     1996   264,600   169,871   -       67,588      25,000   0        65,349(3)
            Group Vice President     1995   242,670   156,163   -       61,645      25,000   0        60,063(3)
H.J.Faig    Group Vice President     1997  $280,100  $161,069   -     $304,064(2)   23,000  $0            $0
            Group Vice President     1996   264,600   146,089   -       67,588      25,000   0        65,349(3)
            Group Vice President     1995   241,336   154,430   -       60,950      25,000   0        59,397(3)
R.D.Brown   Chief Financial Officer  1997  $245,800  $159,770   -     $267,980(2)   19,800  $0            $0
            Chief Financial Officer  1996   226,800   145,600   -       57,939      25,000   0        56,020(3)
            Chief Financial Officer  1995   193,844   124,471   -       49,131      25,000   0        47,874(3)
_______________________________________________________________________________________________________________



(1)  Includes amounts earned in fiscal year.

(2) On February 7, 1997, the Committee made awards of performance share grants in the form of restricted stock, pursuant to the 1997 Long-Term Incentive Plan which stipulates certain performance targets be met during the three year restriction period. Mr. Meyer was awarded 30,977 shares; Mr. Ross was awarded 19,395 shares; Mr. Shaffer was awarded 13,078 shares; Mr. Faig was awarded 13,078 shares; and Mr. Brown was awarded 11,526 shares. The value of these shares is based on a Fair Market Value of $23.25 (FMV on the date of the grant). Dividends are paid on the restricted shares at the same time and the same rate as dividends paid to the shareholders on unrestricted shares. The restricted stock will be forfeited unless the compounded annual growth rate of the Company's basic earnings per common share over the three year performance period commencing January 1, 1997 is at least 12%. The restricted stock grants awarded in 1997 will be increased by a cash payment equal to 50% or 100% of the value of the associated restricted stock grant at the end of the period if growth rates of basic earnings per common share of at least 15% or 18% respectively, compounded annually, are achieved. In the event that a change of control occurs during the performance period, the restricted stock will be forfeited, but the executive will receive a cash payment in an amount equal to 200% of the value of the restricted stock at the time of the change of control.

(3) Represents aggregate market value of shares of Common Stock of the Company awarded as a result of the achievement of the performance goals specified in the Company's 1994 Long-Term Incentive Plan. The shares are deferred until the earlier of the officers' retirement or termination from the Company.

(4) Mr. Ross retired on December 31, 1997 and, in accordance with the 1997 Long-Term Incentive Plan, 12,930 shares of restricted stock granted to Mr. Ross in 1997 (with the value of $300,622.50 on the date of the grant) were forfeited.

Note: The total number of restricted shares held by the listed officers and the aggregate market value at the end of the Company's fiscal year are as follows: Mr. Meyer held 48,763 shares valued at $1,208,405; Mr. Ross held 31,140 shares valued at $771,686; Mr. Shaffer held 20,679 shares valued at $512,450; Mr. Faig held 20,502 shares valued at $508,064 and Mr. Brown held 17,776 shares valued at $440,510. Dividends are paid on the restricted shares at the same time and the same rate as dividends paid to the shareholders on unrestricted shares. Aggregate market value is based on a Fair Market Value of $24.7812 at December 26, 1997.




                                  Option/SAR Grants in Last Fiscal Year


                Number of      % of Total
                Securities     Options
                Underlying     Granted to                                       Grant Date
                Options        Employees in      Exercise or      Expiration    Present
Name            Granted(1)(#)  Fiscal Year(2) Base Price(3)($/SH)   Date        Value(4)($)
____________    _____________  ______________ ___________________ ______________ _______

D.J.Meyer        60,000        10.65%          $23.25             2/07/07    $620,400
R.E.Ross         40,000         7.10%           23.25             2/07/07     413,600
A.L.Shaffer      23,000         4.08%           23.25             2/07/07     237,820
H.J.Faig         23,000         4.08%           23.25             2/07/07     237,820
R.D.Brown        19,800         3.51%           23.25             2/07/07     204,732

(1) Up to 25% of each stock option grant may be exercised beginning two years following the date of grant and an additional 25% may be exercised beginning in each subsequent year. The purchase price per share of common stock covered by an option is 100% of the fair market value on the grant date. Options expire 10 years after date of the grant. In the event of a "change of control" of the Company, all outstanding stock options become immediately exercisable in full.
(2) Based on 563,600 options, net of 5,000 cancellations, granted to all employees in 1997.
(3) Fair market value on the date of grant.
(4) Black-Scholes Assumption Disclosure:
The estimated grant date present value reflected in the above table is determined using the Black-Scholes model. The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the value of the options reflected in the above table include the following:
- An exercise price on the option of $23.25, equal to the fair market value of the underlying stock on the date of grant;
- An option term of 10 years;
- An interest rate of 6.42% that represents the interest rate on a U.S. Treasury security on the date of grant with a maturity date corresponding to that of the option term;
- Volatility of 29.7% calculated using daily stock prices for the one-year period prior to the grant date; and
- Dividends at the rate of $0.36 per share representing the annualized dividends paid with respect to a share of common stock at the date of grant;
The ultimate values of the options will depend on the future market price of the Company's stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company's common stock over the exercise price on the date the option is exercised.







                             Aggregated Option/SAR Exercises in Last Year
                               and Fiscal Year-End Option/SAR Values

                                              Number of Securities                 Value(1) of
               Number of                    Underlying Unexercised Options    Unexercised, In-the-Money
            Shares Acquired  Value             at Fiscal Year-End(#)      Options Held at Fiscal Year-End ($)
Name        on Exercise(#)  Realized($)      Exercisable      Unexercisable  Exercisable($)  Unexercisable($)

D.J.Meyer       0           $  0             320,348          195,000        $2,811,733      $316,624
R.E.Ross        0              0             215,512          130,000         2,155,458       211,083
A.L.Shaffer     0              0              52,394           76,750           306,634       125,486
H.J.Faig        0              0              73,560           76,750           624,779       125,486
R.D.Brown       0              0              37,190           73,550           238,736       120,586
______________________________________________________________________________________________________________

(1) Based on a fair market value of company stock on December 26, 1997, of $24.7812.




                         PERFORMANCE GRAPH
   COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN(*)
              CINCINNATI MILACRON INC., S&P 500, S&P
                    MACHINERY (DIVERSIFIED) INDEX




                             (GRAPH)


                       12/92    12/93     12/94    12/95    12/96     12/97

Cincinnati Milacron    100      135.46    147.73   166.38   140.89    169.97
S&P 500                100      110.03    111.53   153.30   188.40    251.17
S&P Machinery          100      148.05    144.19   177.91   221.59    293.03
(Diversified) Index

(*) Total return assumes reinvestment of dividends on a quarterly basis and market returns are adjusted for spin-offs and other special dividends for both the registrant and the peer group companies.

                       INDEPENDENT AUDITORS

The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the fiscal year 1998.

While there is no legal requirement that the selection of auditors be submitted to a vote of the shareholders, such procedure has been recommended by the Board of Directors because it believes that the selection of auditors is of sufficient importance to justify shareholder ratification. In the event that the shareholders do not confirm the selection, the Board of Directors will reconsider its selection. Confirmation of the appointment will require the affirmative vote of the holders of shares of the Common Stock and the Preferred Stock entitled to cast a majority of the total number of votes represented by the shares of such stock, voting
together as a single class.   Votes withheld as well as broker
non-votes will be counted toward the establishment of quorum, but will have no effect on the confirmation of the appointment of the auditors.

             THE BOARD OF DIRECTORS RECOMMENDS THAT
        THE SELECTION OF ERNST & YOUNG LLP BE CONFIRMED

                SHAREHOLDER PROPOSALS FOR THE
             1999 ANNUAL MEETING OF SHAREHOLDERS

In order for shareholder proposals for the 1999 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy material, they must be received by the Company at its principal office in Cincinnati, Ohio, prior to November 25, 1998.

                        OTHER MATTERS
The Board of Directors does not intend to present any other
business at the meeting  and  knows  of  no  other  matters
which will be presented.   However, if any other matters
come before the meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on such matters.

                    By order of the Board of Directors
                    CINCINNATI MILACRON INC.

                    Wayne F. Taylor
                    Vice President, General Counsel and
                    Secretary
Cincinnati, Ohio
March 27, 1998

APPENDIX I

CINCINNATI MILACRON INC.             PROXY FOR PREFERRED STOCK
ONLY4701 Marburg Avenue              This proxy is solicited
onCincinnati, Ohio 45209             behalf of the Board of
                                     Directors


Proxy for Annual Meeting of Shareholders To be Held April 28,
1998


Darryl F. Allen, Neil A. Armstrong, and Joseph A. Steger (each with power to act alone and power of substitution) are hereby
authorized   to   represent  and  to  vote  all  the  shares
of stock held of record by the undersigned at the Annual Meeting of Shareholders to be held April 28, 1998, and any adjournment thereof, on all business that may properly come
before the meeting,   including  the  election  of  directors
and  the  confirmation of the appointment of auditors.


          Continued and to be signed on reverse


This proxy when properly executed will be voted as directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all the nominees for director listed in Item (1), and "FOR" Item (2) below.

1.-Election of Directors
   FOR all nominees         WITHHOLD         NOMINEES: Harry A.
(except as marked to   AUTHORITY for all     Hammerly,Daniel J.Meyer
  the contrary)            nominees          and Joseph A. Steger
                                             (3 year term).
                                             (To withhold
                                             authority to
                                             vote for any
                                             individual
                                             nominee, write that
                                             nominee's name on
                                             the space provided
                                             below.)

                                             ______________________


2.-Confirm appointment of Ernst & Young
   as independent auditors

   FOR     AGAINST    ABSTAIN



                                        Dated:.................1998


                                        ............................
                                          Signature of Shareholder


                                        ............................
                                         Signature of Shareholder
                                             (if held jointly)

                                        When signing as attorney,
                                        executor, administrator,
                                        trustee, or guardian,please
                                        give your full title as such.
                                        A proxy for shares held
                                        jointly by two or more
                                        persons should be signed
                                        by all.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ACCOMPANYING ENVELOPE.






                       CINCINNATI    MILACRON    INC.
Voting Direction  for Annual Meeting of Shareholders to be held
April    28,    1998

          To:    Putnam   Fiduciary   Trust   Company,   Trustee

As a Participant in the Cincinnati Milacron Performance Dividend and Savings Plan, I hereby direct Putnam Fiduciary Trust Company, Trustee, to exercise the votes attributable to the shares of common stock allocated to my account in accordance with my directions on the reverse side, at the Annual Meeting of Shareholders to be held April 28, 1998, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors and the confirmation of the appointment of auditors.


      Continued, and to be signed and dated on reverse side



This voting direction card, when properly executed        Please      x
will be voted as directed by the undersigned              mark your
participant. If no direction is made, this direction      votes as
card will be voted "FOR" all the nominees for director    indicated
listed in Item (1) below and "FOR" Item (2) below.        in this
                                                          example

                                                    VOTES


1.-Election of Directors         NOMINEES: Harry A. Hammerly,
                                 Daniel J. Meyer and Joseph A.
                                 Steger (3-year term).
FOR all nominees   WITHHOLD
(except as marked  AUTHORITY for     (To withhold authority to
to the contrary)   all nominees      vote for any individual
                                     nominee, write that
                                     nominee's name on the space
                                     provided below.)

                                    ____________________________


2.-Confirm appointment of Ernst & Young
LLP as independent auditors.


FOR     AGAINST     ABSTAIN



                                    Dated:................., 1998


                                    ..............................
                                     Signature of Participant


                                   ..............................
                                    Please sign your name exactly
                                    as it appears hereon.



       PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE
       ENCLOSED POSTAGE-PAID ENVELOPE





CINCINNATI MILACRON INC.                                PROXY
4701 Marburg Avenue        This proxy is solicited on behalf of
Cincinnati, Ohio 45209     the Board of Directors

Proxy for Annual Meeting of Shareholders To Be Held April 28,
1998


Darryl F. Allen, Neil A. Armstrong and Joseph A. Steger (each with power to act alone and power of substitution) are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual Meeting of Shareholders to be held April 28, 1998, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors and the confirmation of the appointment of auditors.





        (Continued and to be signed on reverse side)



This proxy when properly executed will be voted as           Please   x
directed by the undersigned participant. If no direction     mark your
is made, this proxy will be voted "FOR" all the nominees     votes as
for director listed in Item (1) below and "FOR" Item (2)     indicated
below.                                                       in this
                                                             example

                                                VOTES


1.-Election of Directors      NOMINEES: Harry A. Hammerly,
FOR all nominees   WITHHOLD             Daniel J. Meyer and
(except as marked  AUTHORITY for        Joseph A. Steger (3-
to the contrary)   all nominees         year term). (To withhold
                                        authority to vote for any
                                        individual nominee,
                                        write that nominee's
                                        name on the space
                                        provided below.)
                                        __________________

2.-Confirm appointment of Ernst & Young
LLP as independent auditors.

 FOR   AGAINST   ABSTAIN
                                  Dated:.................., 1998

                                   ..............................
                                    Signature of Shareholder

                                   ..............................
                                    Signature of Shareholder
                                   (if held jointly)

                                 Please sign your name exactly as
                                 it appears hereon. When signing as
                                 attorney, executor, administrator,
                                 trustee or guardian, please give
                                 your full title as such. If a
                                 corporation, please sign in full
                                 corporate name by authorized
                                 officer. If a partnership, please
                                 sign in partnership name by
                                 authorized person. A proxy for
                                 shares held jointly by two or more
                                 persons should be signed by all.

       PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED
       POSTAGE-PAID ENVELOPE


CINCINNATI MILACRON INC.                                     PROXY
4701 Marburg Avenue           This proxy is solicited on behalf of
Cincinnati, Ohio 45209        the Board of Directors

Proxy for Annual Meeting of Shareholders To Be Held April 28,
1998

Darryl F. Allen, Neil A. Armstrong and Joseph  A.  Steger (each
with  power  to  act  alone  and  power  of   substitution)
are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual Meeting of Shareholders to be held April 28, 1998, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors and the confirmation of the appointment of auditors.

IMPORTANT  VOTING INSTRUCTIONS:   A shareholder who  has
been a continuous beneficial owner since February 1, 1995 is entitled to ten votes for each such share
PROVIDED  the  following certification is completed.
By signing, the undersigned:    (A) instructs that
this  proxy  be  voted  as  marked  and  (B)  certifies
that  beneficial  ownership  of  Common  Shares   has   been
continuous as follows:

             Date Shares Acquired           Number of Shares
             Prior to February 2, 1995      ________________
             After February 1, 1995         ________________
               TOTAL SHARES                 ________________
                                            ________________

If no certification is made, it will be deemed that beneficial ownership of all Common Shares occurred after February 1, 1995.

          (Continued and to be signed on reverse side)





This proxy when properly executed will be voted as       Please    x
directed by the undersigned participant. If no           mark your
direction is made, this proxy will be voted "FOR"        votes as
all the nominees for director listed in Item (1)         indicated
below and "FOR" Item (2) below.                          in this
                                                         example


                                                VOTES

1.-Election of Directors          NOMINEES: Harry A. Hammerly,
FOR all nominees   WITHHOLD                 Daniel J. Meyer and
(except as marked  AUTHORITY for            Joseph A. Steger (3-
to the contrary)   all nominees             year term).(To withhold
                                            authority to vote for
                                            any individual nominee,
                                            write that nominee's
                                            name on the space
                                            provided below.)


                                           __________________________

2.-Confirm appointment of Ernst & Young
LLP as independent auditors.

 FOR   AGAINST   ABSTAIN

                              Dated:....................., 1998

                              .................................
                                   Signature of Shareholder

                              .................................
                                   Signature of Shareholder
                                     (if held jointly)
                              Please sign your name exactly as
                              it appears hereon. When signing as
                              attorney, executor, administrator,
                              trustee or guardian, please give
                              your full title as such. If a
                              corporation, please sign in full
                              corporate name by authorized
                              officer. If a partnership, please
                              sign in partnership name by
                              authorized person. A proxy for
                              shares held jointly by two or more
                              persons should be signed by all.

PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED
POSTAGE-PAID ENVELOPE





                       CINCINNATI MILACRON INC.

Voting Direction for Annual Meeting of Shareholders to be held
April 28, 1998

       To:  Vanguard Fiduciary Trust Company, Trustee

As a Participant in the Aeroquip-Vickers Savings and Profit Sharing Plan, I hereby direct Vanguard Fiduciary Trust Company, Trustee, to exercise the votes attributable to the shares of common stock allocated to my account in accordance with my directions on the reverse side, at the Annual Meeting of Shareholders to be held April 28, 1998, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors and the confirmation of the appointment of auditors.


      Continued, and to be signed and dated on reverse side


This voting direction card when properly executed           Please   x
will be voted as directed by the undersigned participant.   mark your
If no direction is made, this direction card will be        votes as
voted "FOR" all the nominees for director listed in Item    indicated
(1) below and "FOR" Item (2) below.                         in this
                                                            example
                                                VOTES

1.-Election of Directors          NOMINEES: Harry A. Hammerly,
FOR all nominees   WITHHOLD                 Daniel J. Meyer and
(except as marked  AUTHORITY for            Joseph A. Steger (3-
to the contrary)   all nominees             year term).(To withhold
                                            authority to vote for
                                            any individual nominee,
                                            write that nominee's
                                            name on the space
                                            provided below.)


                                           __________________________

2.-Confirm appointment of Ernst & Young
LLP as independent auditors.

 FOR   AGAINST   ABSTAIN

                              Dated:....................., 1998

                              .................................
                                   Signature of Participant

                              .................................


                              Please sign your name exactly as
                              it appears hereon.

PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED
POSTAGE-PAID ENVELOPE





                            APPENDIX II
                  GRAPHIC AND IMAGE MATERIAL

The following graphic and image material appear in the registrant's Proxy Statement in the sections designated:

ELECTION OF DIRECTORS
A photo of each director appears to the left of the printed information about that individual.

PERFORMANCE GRAPH
A line graph representing the values contained in the Performance Graph section appears above the values.